                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 2007
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                              UNITED CAPITAL CORP.
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             (Exact name of registrant as specified in its charter)

         Delaware                      1-10104                   04-2294493
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

      9 Park Place, Great Neck, New York                           11021
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      (Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code: (516) 466-6464
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                                      N/A
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       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 18, 2007 Attilio Petrocelli, the Chairman of the Board, President
and Chief Executive Officer of United Capital Corp. (the "Company"), sold options to purchase 409,468 shares of the Company's Common Stock, $.10 par value
(the "Common Stock") to the Company at a purchase price per share of $20.80 (or an aggregate of $8,516,934.40) which represents the difference between the closing price of the Company's Common Stock on June 18, 2007 of $29.30 as
reported on the American Stock Exchange ("AMEX") and the exercise price of the options ($8.50 per share). The options sold by Mr. Petrocelli expired on June
18, 2007. Such transaction was approved by the Compensation and Stock Option
Committee of the Company. On such date, the Company also repurchased options to purchase 20,000 shares held by each of Howard M. Lorber and Arnold S. Penner,
Directors of the Company, for $20.80 per share (or an aggregate of $416,000), which also represents the difference between the closing price of the Company's
Common Stock on June 18,2007 as reported by AMEX and the option exercise price
($8.50). Such transactions were approved by a special committee of the Board of
Directors. The options sold by Messrs. Lorber and Penner expired on June 18,
2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit 99.1-- Agreement, dated June 18, 2007 between the Company and A.
                     F. Petrocelli

      Exhibit 99.2-- Agreement, dated June 18, 2007 between the Company and
                     Howard M. Lorber

      Exhibit 99.3-- Agreement, dated June 18, 2007 between the Company and
                     Arnold S. Penner

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED CAPITAL CORP.

Dated: June 19, 2007                      By: /s/ Anthony J. Miceli
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                                              Name: Anthony J. Miceli
                                              Title: Vice President, Chief Financial
                                                     Officer and Secretary